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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 31, 2000


                             Sunderland Corporation
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          000-24803                                     52-210214
          ---------                                     ---------
    (Commission File Number)               (IRS Employer Identification No.)


                 2901 El Camino Avenue, Las Vegas, Nevada 89102
                 ----------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (702) 227-0965
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

    (a) On March 31, 2000, pursuant to an Agreement and Plan of
Reorganization among Sunderland Corporation ("Sunderland," or the "Company") and L.L, Bradford & Company, a Nevada professional corporation ("LLB"), and the shareholders of LLB, Lance Bradford, Leilani Bradford, David Hall, and Arthur de Joya, Sunderland acquired all of the outstanding capital stock of LLB in exchange for eight hundred thousand (800,000) shares of restricted common stock, par value $.001, of Sunderland. LLB was majority owned by Lance Bradford, the Chief Financial Officer, a director and shareholder of the Company, and Leilani
D. Bradford, his spouse. Simultaneously with the execution of the Agreement, Lance Bradford entered into an Employment Agreement with the Company and the other three shareholders of L.L. Bradford entered into employment agreements with it. The employment agreement with Lance Bradford is for 3 years to serve as the Company's Chief Financial Officer at an annual salary of $296,000 and includes non-competition and confidentiality provisions. The acquisition transaction is more fully set forth in the agreement that is attached hereto as an exhibit to this Report.

    (b) LLB is a public accounting and consulting firm located in Las Vegas, Nevada, specializing in business consulting, corporate financial assessments, tax planning, and accounting services. It has a client base of over 1,000. The Company intends to integrate the financial services offered by LLB into The Company's recently developed Financial Services Division.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit Number  Description
  --------------  -----------

         2.1 Agreement and Plan of Reorganization among Sunderland Corporation, L.L. Bradford & Company, and the other parties named therein, dated as of March 31, 2000.


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                                   SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2000                  SUNDERLAND CORPORATION
                                       ----------------------
                                            (Registrant)

                                       /s/ Lance Bradford
                                       ------------------
                                         Lance Bradford
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit Number  Description
  --------------  -----------
         2.1 Agreement and Plan of Reorganization among Sunderland Corporation, L.L. Bradford & Company, and the other parties named therein, dated of March 31, 2000.